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                                                                   EXHIBIT 10.68

                        ASSIGNMENT OF VERTICAL CLUB LEASE

                                 APRIL 15, 1998



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RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO

NAME:   The Sports Club Company, Inc.

ADDRESS:       11100 Santa Monica Boulevard
               Suite 300
               Los Angeles, California 90025
               Attention:  Real Estate Department

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                               ASSIGNMENT OF LEASE

KNOW ALL MEN BY THESE PRESENTS, that HILTON HOTELS CORPORATION, a Delaware corporation having an address at 9336 Civic Center Drive, Beverly Hills, California, hereby assigns to THE SPORTS CLUB COMPANY, a Delaware corporation having an address at 11100 Santa Monica Boulevard, Los Angeles, California, all right, Title and interest of Hilton Hotels Corporation in and to that certain Amended and Restated Net Operating Lease dated as of March 26, 1985, by and among HIRSCHFELD REALTY CLUB CORPORATION and 328 E. 61 CORP., as landlord, and VERTICAL FITNESS AND RACQUET CLUB, LTD., as tenant; Hilton Hotels Corporation is successor to said tenant.

        Said Amended and Restated Net Operating Lease is evidenced by a Memorandum of Lease and Restrictive Covenants dated as of March 26, 1985 and recorded on April 16, 1985 in New York County Office of the Register of the City of New York, at Reel 898, Page 239.

        By accepting this Assignment, The Sports Club Company hereby assumes all obligations of the tenant under said Amended and Restated Net Operating Lease.

        IN WITNESS WHEREOF, Hilton Hotels Corporation has executed this Assignment in form proper and sufficient in law to bind it, as of the 15th day of April, 1998.

                                            HILTON HOTELS CORPORATION,
                                            a Delaware corporation

                                            By: /s/ Richard P. Barrier
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                                              Its: Vice President
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AGREED TO AND ACCEPTED BY:

THE SPORTS CLUB COMPANY, INC.,
a Delaware corporation

By: /s/ David M. Talla
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   Its: CEO
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